SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant To Section 14(a) of the Securities
                              Exchange Act of 1934


                                (Amendment No. 1)


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

  |_|  Preliminary Proxy Statement              |_| Confidential, for Use of the
                                                     Commission (as permitted by
                                                     Rule 14a-6(e)(2))
  |X|  Definitive Proxy Statement
  |_|  Definitive Additional Materials
  |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            ABLE TELCOM HOLDING CORP.
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X|  No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

     |_|  Fee paid previously with preliminary materials:

          ----------------------------------------------------------------------

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

                                 March 23, 1998

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Able Telcom Holding Corp. (the "Company"), which will be held on Friday, April 24, 1998 at 10:00 a.m., local time, at The Omni Hotel, 1601 Belvedere Road, West Palm Beach, Florida 33406.

     Please note that attendance at the Annual Meeting will be limited to Shareholders as of the record date (or their authorized representatives) and to guests of the Company. If your shares are registered in your name and you plan to attend the Annual Meeting, please mark the appropriate box on the enclosed proxy card and you will be pre-registered for the meeting (if your shares are held of record by a broker, bank or other nominee and you plan to attend the meeting, you must also pre-register by returning the registration card forwarded to you by your bank or broker).

     The notice of the meeting and proxy statement on the following pages contain information concerning the business to be considered at the meeting. Please give these proxy materials your careful attention. It is important your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting, please complete, sign, and return the accompanying proxy card in the enclosed envelope in order to make sure your shares will be represented at the Annual Meeting. Shareholders who attend the Annual Meeting will have the opportunity to vote in person.

     The continuing interest of the Shareholders in the business of the Company is gratefully acknowledged. We hope many will attend the meeting.

                                        Sincerely,


                                        Gideon D. Taylor
                                        Chairman of the Board

                            ABLE TELCOM HOLDING CORP.
                          1601 Forum Place, Suite 1110
                         West Palm Beach, Florida 33401

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 1998

                                   ----------

     The Annual Meeting of Shareholders (the "Annual Meeting") of Able Telcom Holding Corp., a Florida corporation (the "Company"), will be held on Friday, April 24, 1998 at 10:00 a.m., local time, at The Omni Hotel, 1601 Belvedere Road, West Palm Beach, Florida 33406 for the following purposes:


          1. To elect six directors to serve for a term of one year or until their respective successors are duly elected and qualified;


          2. To consider and vote upon amendments to the Company's 1995 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 550,000 to 1,300,000 and to provide for the granting thereunder of awards of shares of restricted Common Stock;

          3. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending October 31, 1998; and

          4. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on February 23, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. A list of the shareholders entitled to vote at the Annual Meeting may be examined by any shareholder at the Company's corporate offices at 1601 Forum Place, Suite 1110, West Palm Beach, Florida 33401.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

     The Board of Directors requests that you complete, sign, date and return the enclosed proxy card promptly. You are cordially invited to attend the Annual Meeting in person. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

                                        By order of the Board of Directors,



                                        GIDEON D. TAYLOR
                                        CHAIRMAN OF THE BOARD OF DIRECTORS

West Palm Beach, Florida
March 23, 1998


PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                            Able Telcom Holding Corp.
                          1601 Forum Place, Suite 1110
                         West Palm Beach, Florida 33401

                                   ----------


                                 PROXY STATEMENT

                                   ----------


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Able Telcom Holding Corp., a Florida corporation, ("Able Telcom" or the "Company"), for use at the Company's 1998 Annual Meeting of Shareholders (together with any and all adjournments and postponements thereof, the "Annual Meeting") to be held on Friday, April 24, 1998, at 10:00 a.m., local time, at The Omni Hotel, 1601 Belvedere Road, West Palm Beach, Florida 33406 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, together with the foregoing Notice and the enclosed proxy card, is first being sent to shareholders on or about March 23, 1998.


     The Board of Directors has fixed the close of business on February 23, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were 9,135,384 shares of common stock of the Company, par value $.001 per share ("Common
Stock"), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote per share on each matter properly brought before the Annual Meeting. Shares can be voted at the Annual Meeting only if the shareholder is present in person or is represented by proxy.

     If the enclosed proxy card is properly executed and received by the Company prior to the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, shares represented by executed proxies will be voted as recommended by the Board of Directors. The Board of Directors recommends a vote FOR the election of directors and the other proposals described in this Proxy Statement. The Board of Directors knows of no matters which are to be brought before the Annual Meeting other than those set forth in the accompanying Notice of Annual Meeting of Shareholders. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy card, or their duly appointed substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

     Any proxy may be revoked at any time prior to its exercise by attending the Annual Meeting and voting in person, by notifying the Secretary of the Company of such revocation in writing or by delivering a duly executed proxy bearing a later date, provided that such notice or proxy is actually received by the Company prior to the Annual Meeting.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes will be counted as shares present at the Meeting for purposes of determining the presence of a quorum. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. Abstentions and broker non-votes as to the election of directors will not affect the election of the candidates receiving a plurality of votes. The affirmative vote of at least a majority of the shares of Common Stock present in person or represented by proxy will be required to approve the other proposals to be considered at the Meeting. Abstentions as to these proposals will have the same effect as votes AGAINST such proposals, and broker non-votes as to these proposals will not be included in calculating the number of votes necessary for approval of such proposals.

                        COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following sets forth, as of March 2, 1998 information with respect to the beneficial ownership of the Company's Common Stock by: (i) each director of the Company; (ii) each of the Company's executive officers named in the summary compensation table (excluding those executive officers who resigned during fiscal year 1997); (iii) each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; and (iv) all directors and executive officers as a group. Unless otherwise indicated, each of the shareholders named in this table has sole voting and investment power with respect to all shares of Common Stock beneficially owned and has the same address as the Company.

                                                    Number of         Percent of
                   Name/Address                      Shares             Class
--------------------------------------------------------------------------------
Jonathan Bratt ................................       6,500                *
John D. Foster (1) ............................       1,000                *
Frazier L. Gaines (2) .........................     652,942             6.99%
Gerry W. Hall (3) .............................     129,700             1.38%
Robert C. Nelles (3) ..........................      10,000                *
Richard J. Sandulli ...........................        --                  *
Gideon D. Taylor (4) ..........................     777,038             8.32%
J. Barry Hall (3) .............................     129,700             1.38%
Billy V. Ray Jr ...............................        --                  *
All directors and executive officers as a group
  (nine persons) ..............................   1,706,920            17.79%

----------
(1)  Owned by Mr. Foster's wife.

(2) Does not include an aggregate of 9,000 shares held as trustee for four minors and as to which Mr. Gaines disclaims beneficial ownership.

(3) Includes options that are currently exercisable to purchase 27,500 shares of Common Stock as follows: Gerry W. Hall - 27,500 shares; Robert C. Nelles
     - 10,000 shares; J. Barry Hall - 27,500 shares.

(4)  Includes 21,619 shares owned by Mr. Taylor's wife.

* Less than 1%

                                 PROPOSAL No. 1
                              ELECTION OF DIRECTORS


     The Board is currently comprised of six members, all of whom are nominees for reelection for a term expiring at the 1999 Annual Meeting of Shareholders. In the election, the six persons who receive the highest number of votes actually cast will be elected. Information with regard to each of the nominees is set forth below. The proxies named in the proxy card intend to vote for the election of the nominees unless otherwise instructed. If a holder does not wish his or her shares to be voted for a particular nominee, the holder must identify the exception in the appropriate space provided on the proxy card, in which event the shares will be voted for the other listed nominees. If any nominee becomes unable to serve, the proxies may vote for another person designated by the Board of Directors or the Board may reduce the number of directors. The Company has no reason to believe that any nominee will be unable to serve.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

                                  Director
      Nominee              Age     Since
-----------------------------------------------------------------------------------------------------------

Frazier L. Gaines.......   58       1992     Interim  President and Chief Executive  Officer of the Company
                                             since March 6, 1998;  President of the  Company's  subsidiary,
                                             Able Telcom  International,  Inc. ("ATI") since June 22, 1994.
                                             From 1992 to 1994, Mr. Gaines was Chief  Operating  Officer of
                                             the Company.  From 1987 to 1992, Mr. Gaines was Vice President
                                             of

                                  Director
      Nominee              Age     Since
-----------------------------------------------------------------------------------------------------------
                                             Judycom,  Inc. and  Judycom   Construction  Corporation,  both
                                             of which were  located in  Lexington,  Kentucky and engaged in fiber optic installation.


Richard J. Sandulli.....   58       1997     Vice   President  of  the  Company  since  August  1997.   Mr.
                                             Sandulli  served as  Managing  Director  of Berwind  Financial
                                             Group  from  1994 to 1997.  During  the past five  years,  Mr.
                                             Sandulli  also has been a sole  practicing  financial  advisor and attorney.


Jonathan A. Bratt.......   45       1997     Director of the  Company's  Latin  American  Operations  since
                                             July  1992.  Since its  inception  July  1979,  Mr.  Bratt has served as a director of BFGP  Incenieros  Group,  a Venezuelan company engaged in distributing software.

John D. Foster..........   54       1997     President  of Vedra  International  Associates,  a  consulting company  he  founded in 1996.  From 1992 to 1996,  Mr.  Foster
                                             served  as   President   and   Managing   Director  of  AT&T's
                                             Communications  Services Group-Europe.  Since 1996, Mr. Foster
                                             has served as a Director  of Aerial  Communications,  Inc.,  a
                                             Delaware  corporation  that  provides  personal  communication services.

Robert C. Nelles........   59       1995     Interim Chief Operating  Officer of the Company since March 6,
                                             1998.   President   of   Nelles   &   Associates,   Inc.,   an
                                             international  telecommunications consulting company, since he founded the  company in 1991.  Mr.  Nelles has been  Executive
                                             Vice President of Northern Telcom since 1986.

Gideon D. Taylor........   55       1988     Chairman  of the Board of the Company  since  March 25,  1997.
                                             From  October  1988  to  August  1992,  Mr.  Taylor  was  also
                                             President and Chief  Executive  Officer of the Company.  Since
                                             1996,  Mr.  Taylor  has  been  Chief  Executive   Officer  and
                                             Chairman  of the  Board of  AFRAM,  a  logging  company  doing business in Africa.


The Board of Directors and Committees of the Board

     The Company's Board of Directors met ten times during the fiscal year ended October 31, 1997 and acted two times by unanimous written consent.

     The Board has an Audit Committee, a Compensation Committee, and a Nominating Committee. The Audit Committee reviews the scope of the accountants' engagement, including the remuneration to be paid, and reviews the independence of the accountants. The Audit Committee, with the assistance of the Company's Chief Financial Officer and other appropriate personnel, reviews the Company's annual financial statements and the independent auditor's report, including significant reporting and operational issues; corporate policies and procedures as they relate to accounting and financial reporting and financial controls; litigation in which the Company is a party; and use by the Company's executive officers of expense accounts and other non-monetary perquisites, if any. The Audit Committee may direct the Company's legal counsel, independent auditors and internal audit staff to inquire into and report to it on any matter having to do with the Company's accounting or financial procedures or reporting. During the fiscal year ended October 31, 1997, the members of the Audit Committee were Mr. Nelles (Chairman), Mr. Foster, and Mr. Taylor. The Audit Committee held one meeting during the fiscal year ended October 31, 1997.

     Following the end of the 1997 fiscal year, the Board of Directors established a Compensation Committee consisting exclusively of directors of the Company who are not executive officers of the Company. The Compensation Committee is responsible for setting and approving the salaries, bonuses and other compensation for the Company's executive officers, establishing compensation programs, and determining the amounts and conditions of all grants of awards under the Company's Stock Option Plan. The Compensation Committee consists of Mr. Foster (Chairman), Mr. Taylor and Mr. Nelles.

     At October 31, 1997, the standing Nominating Committee of the Board of Directors consisted of Mr. Taylor, Mr. Foster and Gerry W. Hall, who resigned as a director of the Company on March 2, 1998. The purpose of the Nominating Committee is to identify nominees for election to the Board of Directors. The Nominating Committee met twice during the fiscal year ended October 31, 1997.

     No director attended fewer than 75% of the meetings of the Board of Directors or of any committee on which such director served held during the fiscal year ended October 31, 1997.


Compensation of Directors


     Directors who are not employees of the Company are paid $12,000 annually plus $750 for each committee meeting attended and are reimbursed for expenses associated with Board responsibilities. In addition, non-employee directors receive one-time automatic grants of options to purchase 5,000 shares of Common Stock having an exercise price equal to the fair market value at the date of grant. During fiscal 1997, the Board of Directors opted to grant Robert C. Nelles, a non-employee director, an option to purchase an 10,000 shares of Common Stock with an exercise price of $6.00 (a 27% discount from the market price on the date of the grant). Directors who are also employed by the Company receive no additional fees or remuneration for acting in their capacity as a director of the Company.



Compliance With Section 16(a) of the Securities Exchange Act


     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers and persons owning more than ten percent of the Common Stock of the Company to file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission and to furnish the Company with copies of all such reports. Based on its review of the copies of such reports received by it, the Company believes that during fiscal year 1997, its directors, officers and ten percent beneficial owners complied with all applicable reporting requirements, except as follows: John Foster, a director of the Company, filed a Form 3 statement of initial beneficial ownership on November 10, 1997, which was due on June 22, 1997; Jonathan Bratt and Robert C. Nelles, directors of the Company, and Billy Caudill, a former director of the Company, each filed one day late a Form 5 with respect to the fiscal year ended October 31, 1997; Mr. Caudill filed a Form 4 on January 17, 1997, reporting two transactions which were due to be reported by January 10, 1997; William J. Mercurio, the Company's former President, Chief Executive Officer and Chief Financial Officer, filed a Form 4 on September 12, 1997, reporting two transactions that were due to be reported by April 10, 1997 and September 10, 1997, respectively; and on February 28, 1997, Joseph Powers, a former executive officer of the Company, filed one day late a Form 3 statement of beneficial ownership.

Executive Officers

     Certain biographical information concerning the Company's other executive officers is presented below.

   Name and Position        Age
-------------------------------------------------------------------------------------------------------------

 Billy V. Ray, Jr........    40      Chief  Financial  Officer of the Company since June 1997. Mr. Ray served
   Chief Financial                   from January 1997 until June as a consultant  to the  Company's  Traffic
   Officer and                       Management  Group.  Prior to his  employment  by the  Company,  Mr.  Ray
   Assistant Secretary               served as a director of Dycom  Industries,  Inc.  from 1990 to 1992,  as
                                     Assistant to the President of Burnup & Sims,  Inc. from 1992 to 1993, as
                                     Staff  Manager  with  MasTec,  Inc.  from  1993  to  1994  and as a self employed consultant from 1994 until his employment with the Company.


 J. Barry Hall...........    49      President  of the  Company's  Traffic  Management  Group  since  October
   President, Traffic                1996.  Since 1983, Mr. Hall has been Executive Vice President of GEC.
   Management Group

Executive Compensation

     The following table sets forth certain information with respect to the annual and long-term compensation paid or accrued during the fiscal years indicated to each of the Company's Chief Executive Officer and the four most highly compensated officers of the Company (including its subsidiaries).


                           Summary Compensation Table



                                                                Long-Term
                                       Annual Compensation     Compensation
                                       -------------------- -------------------
   Name and Principal         Fiscal                         Shares Underlying         Other
        Position               Year         Salary ($)          Options (#)       Compensation($)
---------------------------------------------------------------------------------------------------
Frazier L. Gaines (1)          1997         110,000                  5,000            1,024,375
  Interim President and        1996         110,000                   --                 36,000
  Chief Executive Officer      1995         104,000                   --                 36,000
                               1997         161,538                   --                   --

J. Barry Hall                  1997          34,615                   --                 56,961
  President, Traffic
  Management Group

Billy V. Ray (2)
  Chief Financial Officer


Richard J. Sandulli (3)        1997          71,000                   --                  3,750
  Vice President

Gerry W. Hall(4)               1997         180,769                 27,500                3,200
Former President  and
Chief Executive Officer

William J. Mercurio (5)        1997         107,901                 75,000              243,100
  Former President,            1996         204,000                 20,000                6,000
  Chief Executive              1995          66,600                   --                  2,000
  Officer and Chief
  Financial Officer

----------
(1) Other compensation consists of an automobile allowance and a housing allowance and includes for fiscal 1997 an amount of $991,375, which represents the difference between the price paid by Mr. Gaines upon the exercise of certain stock options and the fair market value of the underlying Common Stock on the date of exercise.
(2) Other compensation consists of compensation for consulting services rendered prior to Mr. Ray's appointment on June 12, 1997 as the Company's Chief Financial Officer and a travel and housing allowance received after such appointment.

(3)  Other compensation consists of an automobile allowance.
(4) Gerry W. Hall serves as President of GEC, and was appointed President and Chief Executive Officer of the Company on June 12, 1997 at an annual salary of $200,000 and resigned from such positions and as a director on March 2, 1998; other compensation consists of an automobile allowance.
(5) Other compensation for fiscal 1995 and 1996 consists of an automobile allowance; for fiscal 1997 other compensation represents the difference between the price paid by Mr. Mercurio upon the exercise of certain stock options and the fair market value of the underlying Common Stock on the date of exercise. Mr. Mercurio resigned as President, Chief Executive Officer and Chief Financial Officer of the Company effective June 12, 1997.



Option Grants During the Fiscal Year Ended October 31, 1997

     The following table shows all grants during the fiscal year ended October 31, 1997 of stock options under the Company's Stock Option Plan to the persons named in the Summary Compensation Table.


                                              Individual Grants
                           ---------------------------------------------------------


                                         Percent                                       Potential Realizable
                                         of Total                                        Value at Assumed
                              Number     Options                                      Annual Rates of Stock
                               of       Granted to              Market               Price Appreciation for
                              Shares     Employees  Exercise   Price on                   Option Term(2)
                            Underlying  in Fiscal     Price    Date of   Expiration  -----------------------
 Name                         Option      Year       ($/Sh)     Grant       Date          5%($)      10%($)
------------------------------------------------------------------------------------------------------------
Gerry W. Hall                 27,500       5.24%      $6.00      $8.25      3/10/99      82,130     109,519
J. Barry Hall                 27,500       5.24%      $6.00      $8.25      3/10/99      82,130     109,519
William J. Mercurio           75,000      14.30%      $6.00      $8.25      3/10/99     232,172     298,688

----------
(1) The potential realizable values are based upon assumed 5% and 10% annualized stock price growth rates and are not intended to forecast future price appreciation of the Company's Common Stock. Actual gains, if any, on stock option exercises will depend on the amount, if any, by which the fair market value exceeds the option exercise price on the date the option is exercised. There is no assurance that the amounts reflected in this table will be achieved.


Option Exercises and Period-End Values

     The following table provides information on options exercised in the fiscal year ended October 31, 1997 by the persons named in the "Summary Compensation Table" above, the number of unexercised options each of them held at October 31, 1997 and the value of the unexercised "in-the-money" options each of them held as of that date.

                                                           Number of Shares        Value of Unexercised
                                                              Underlying           In-the-Money Options
                                                         Unexercised Options             at Fiscal
                             Number of                     at Fiscal Year-End(#)       Year-End($)(1)
                              Shares
                            Acquired on        Value           Exercisable/            Exercisable/
Name                          Exercise        Realized         Unexercisable           Unexercisable
-------------------------- --------------- --------------- ---------------------- ----------------------
Frazier L. Gaines             110,000         $991,375             --/--                  --/--
Gerry W. Hall                   --              --               27,500/--              218,281/--
J. Barry Hall                   --              --               27,500/--              218,281/--
William J. Mercurio            55,000         $243,100        101,800/38,2000        808,038/303,213

---------
(1) Based on the closing sale price of the Common Stock of $7 15/16 on October 31, 1997.

Employment Agreements

     Gerry W. Hall, former President and Chief Executive Officer of the Company, is party to an employment agreement (the "Hall Employment Agreement"), dated October 12, 1996, with GEC pursuant to which he serves as the President of GEC. The Hall Employment Agreement terminates on October 11, 2001 and provides for Mr. Hall to be paid a salary of $150,000 per year, plus insurance and other benefits. The Hall Employment Agreement also contains a covenant by Mr. Hall not to compete with the Company for a period of two years following his employment, unless the Company terminates the Hall Employment Agreement for cause or Mr. Hall terminates the agreement with good reason, in which case the non-competition period will terminate after six months (which period may be extended by the Company up to one year in exchange for additional compensation). The Board of Directors increased Mr. Hall's annual base salary to $200,000 in connection with his appointment on June 12, 1997 as the Company's President and CEO. Mr. Hall resigned from such positions on March 2, 1998, and resumed his duties with GEC on a full time basis.

     J. Barry Hall is party to an employment agreement (the "Barry Hall Employment Agreement"), dated October 12, 1996, with Transportation Safety Contractors, Inc., a subsidiary of the Company ("TSCI"). Mr. Hall was subsequently appointed President of the Company's Traffic Management Group and currently serves in that capacity. The Barry Hall Employment Agreement terminates October 11, 2001 and provides for Mr. Hall to be paid a salary of $150,000 per year, plus insurance, and other benefits. The Barry Hall Employment Agreement also contains a covenant by Mr. Hall not to compete with the Company for a period of two years following his employment, unless the Company terminates the Barry Hall Employment Agreement for cause or Mr. Hall terminates the agreement with good reason, in which case the non-competition period will terminate after six months (which period may be extended by the Company up to one year in exchange for additional compensation).

     None of the Company's executive officers are parties to any agreements that are triggered upon a "change of control" of the Company, although the acquisition agreement for the purchase of GEC provides for an acceleration of certain contingent payments of the purchase price to Gerry Hall and Barry Hall in the event that the Company should sell GEC prior to October 31, 2001. See "Compensation Committee Interlocks and Insider Participation."


Stock Option Plan

     The Company has adopted the Stock Option Plan pursuant to which 550,000 shares of Common Stock have been authorized for issuance. The Stock Option Plan is proposed to be amended to, among other things, increase the aggregate number of shares of Common Stock which may be issued pursuant to awards granted thereunder to 1,300,000. The proposed amendments and the features of the Stock Option Plan are described in more detail under "Proposal No. 2--Amendment of Stock Option Plan" elsewhere in this Proxy Statement.


Profit Sharing Plan and Trust

     The Company has a profit sharing plan and trust, amended and effective as of November 1, 1997, under Section 401(k) of the Internal Revenue Code (the "Profit Sharing Plan"). The Profit Sharing Plan provides that employees of the Company must complete one year of service in order to be eligible to defer salary and, if available, receive matching contributions under the Section 401(k) portion of the Profit Sharing Plan. Participants may elect to defer a specified percentage of their compensation into the Profit Sharing Plan on a pre-tax basis. The Company may, at its sole discretion, make matching contributions based upon a percentage of deferred salary contributions at a rate to be determined by the Company. In addition, the Company may make supplemental profit sharing contributions in such amounts as determined by the Company. Participants earn a vested right to the Company's profit sharing contribution in increasing amounts over six years of service, and the Company's contribution is 100% vested at the end of the six-year period. Regardless of the vesting schedule, however, participants will always be 100% vested on the first day of the month coinciding with or next following the participant's 65th birthday. Distributions from a participant's deferred account are not permitted before age 59 1/2 except in the event of (a) death, (b) disability or (c) termination of employment.


Compensation Committee Interlocks and Insider Participation

     Compensation for the Company's officers is determined by the entirety of the Company's Board of Directors. Of the members of the Board of Directors, Messrs. Gaines and Nelles currently serve as executive officers of the Company. The Company has established a Compensation Committee consisting of non-employee members of the Board of Directors to determine compensation for future years.


     On December 8, 1995, the Company acquired all of the issued and outstanding stock of H.C. Connell, Inc., for an aggregate purchase price of approximately $2.2 million, consisting of $500,000 in cash and approximately $1.8 million in promissory notes. The Company financed the cash portion of the purchase price through the issuance of two promissory notes in the amount of $250,000 to Frazier L. Gaines, a director of the Company and currently the Company's Interim President and Chief Executive Officer, and a former director. These notes, which bore interest at the prime rate plus 1%, were repaid by the Company prior to December 31, 1996. As additional consideration for their agreeing to lend $500,000 to the Company, the Company issued to each of Mr. Gaines and the former director 5,000 shares of the Company's Common Stock for $.001 per share. The closing market price for the Registrant's Common Stock on the Nasdaq National Market System on December 8, 1995 was $7.187 per share.

     On October 12, 1996, the Company acquired all of the issued and outstanding capital stock of GEC, which prior to the acquisition was owned equally by Gerry
W. and J. Barry Hall (collectively, the "Halls"). In connection with the acquisition, Gerry Hall was employed as President of GEC and Barry Hall was employed as President of TSCI pursuant to the employment agreements described above under "Employment Agreements". Following the acquisition, Gerry Hall was elected to the board of directors of the Company, and on June 12, 1997, was elected President and Chief Executive Officer of the Company. Gerry Hall resigned as President, Chief Executive Officer and a director of the Company on March 2, 1998. The purchase price for the GEC acquisition was $3,000,000 cash, plus the issuance at the end of each of the next five fiscal years of a number of shares of Common Stock to be determined pursuant to a formula contained in the acquisition agreement by dividing a dollar figure derived from GEC's actual pre-tax profits and operating margins compared with target profits and margins for each such fiscal year by a discounted per share price. In the event that GEC is sold by the Company prior to the end of fiscal year 2001, the Company is obligated to issue to Gerry Hall and Barry Hall a number of shares of Common Stock having a market value (as determined in accordance with the contract) of $1,000,000 for each year that earn-out consideration remains payable. The GEC acquisition agreement was amended during February 1998 to increase the percentage discount applicable to the price of the Common Stock for purposes of determining the number of shares to be issued with respect to each fiscal year and to limit the total market value of the shares of Common Stock which could be issued under the agreement to $9,000,000.


     On July 1, 1997, the Company entered into a six month consulting agreement with Nelles & Associates, Inc. ("NAI"), an international telecommunications consulting firm founded by Robert C. Nelles, a director of the Company. The consulting agreement provides for NAI to be paid $6,000 per month to provide consulting services in support of the Company's business activities for eight days per month and for Mr. Nelles to be granted options to purchase 15,000 shares of Common Stock. On January 1, 1998, the Company entered into a three month consulting agreement with NAI which provides for NAI to be paid $2,000 per month to provide consulting services in support of the Company's business activities for up to three days per month and an hourly fee for additional services. On March 6, 1998, the Company entered into a four month consulting agreement with NAI, pursuant to which Mr. Nelles will serve as the interim Chief Operating Officer of the Company and the Company will pay consulting fees of $12,500 per month, provide Mr. Nelles with the use of a leased automobile and reimburse NAI for temporary living, travel and related expenses incurred in connection with Mr. Nelles' performance of services as interim Chief Operating Officer.


     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report on Executive Compensation and the Performance Graph shall not be incorporated by reference into any such filings.



Report On Executive Compensation

     During the fiscal year ended October 31, 1997, the Company did not have a Compensation Committee, and the Board of Directors was responsible for setting and approving the salaries, bonuses and other compensation for the Company's executive officers, establishing compensation programs, and determining the amounts and conditions of all grants of awards under the Stock Option Plan.


     Compensation Objectives. The Board of Directors believes that the objectives of executive compensation are to attract, motivate and retain highly qualified executives, to align the interests of these executives with those of the Company's shareholders and to motivate Company executives to increase shareholder value by improving corporate performance and profitability. To meet these objectives, the Board of Directors seeks to provide competitive salary levels and compensation incentives that attract and retain qualified executives, to recognize individual performance and achievements as well as performance of the Company relative to its peers, and to encourage ownership of Company stock.


     Executive Salaries. Base salaries for executives are determined initially by evaluating the responsibilities of the position, the experience of the individual, internal comparability considerations, as appropriate, the competition in the marketplace for management talent, and the compensation practices among public companies of the size of, or in businesses similar to, the Company. Salary adjustments are determined and normally made at twelve-month intervals.


     Annual Bonuses. The Company has historically paid bonuses to executives whom the Board of Directors determines have contributed materially to the Company's success during the most recently completed fiscal year. The bonuses are intended to enable the Company's executives to participate in the Company's success as well as to provide incentives for future performance. Bonus compensation has typically been determined as a percentage of the executive's salary based upon the pre-tax net income of the Company as a whole or the subsidiary which employs the executive.


     Compensation of the Chief Executive Officer. The compensation of Gerry W. Hall, former President and Chief Executive Officer of the Company, is fixed pursuant to the Hall Employment Agreement. The Board of Directors increased Mr. Hall's annual base salary to $200,000 in connection with his appointment on June 12, 1997 as the Company's President and CEO. The increase was based upon arms'-length negotiations between Mr. Hall and the remaining members of the Board of Directors. In agreeing to increase Mr. Hall's compensation, the Board of Directors sought to provide an appropriate incentive to Mr. Hall, who has extensive experience in the Company's industry by virtue of his former ownership and management of GEC, to accept an appointment as the Company's Chief Executive Officer. The Board of Directors believes that Mr. Hall's salary was appropriate for the chief executive officer of a public company the size of the Company. See "Summary Compensation Table" for information concerning Mr. Halls' compensation. During the fiscal year, the Board of Directors granted Mr. Hall an option that was immediately exercisable to purchase 27,500 shares of Common Stock at an exercise price of $6.00 per share. The market value of the Common Stock on the date of the grant was $8.25 per share. The purpose of the grant of the option was to reward Mr. Hall based upon the performance of GEC. Mr. Hall resigned as President, Chief Executive Officer and a director of the Company on March 2, 1998, and resumed full time performance of his duties at GEC pursuant to the terms of the Hall Employment Agreement. The Board of Directors approved payment of a bonus to Mr. Hall of $75,000, based upon the Company's operating results and strategic accomplishments during the period of Mr. Hall's service as President and Chief Executive Officer.

     Stock Options. The Board of Directors may grant to certain employees of the Company long-term incentives consisting of non-qualified stock options and incentive stock options. In order to vary the types of awards that may be offered, the Board of Directors approved the Plan Amendments, which will increase the number of shares of stock available for grant under the Stock Option Plan and will allow for the grant of shares of Common Stock subject to restrictions. During fiscal year 1997, the Board of Directors approved grants of stock options to Messrs. Hall and Mercurio at exercise prices that were less than the fair market value of the underlying stock on the date of the grant. See "Executive Compensation--Option Grants During the Fiscal Year Ended October 31, 1997".

     In November 1997, the Board of Directors established a Compensation Committee. The purpose of the Compensation Committee is to set and approve the salaries, bonuses and other compensation for the Company's executive officers, to establish compensation programs, and to determine the amounts and conditions of all grants of awards under the Company's Stock Option Plan. The initial members of the Compensation Committee are Mr. Foster (Chairman), Mr. Taylor and Mr. Nelles.

                                        Respectfully Submitted:



                                        GIDEON D. TAYLOR, CHAIRMAN
                                        FRAZIER  L. GAINES
                                        RICHARD J. SANDULLI
                                        JONATHAN A. BRATT
                                        JOHN D. FOSTER
                                        ROBERT C. NELLES


Stock Performance

     The following performance graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the companies in the Standard and Poor's 500 index, the NASDAQ Telecommunications Stocks Index, and a self-determined peer group consisting of Advanced Communications Systems, Inc., AmeriLink Corp.; ANTEC Corporation; C-Cor Electronics, Inc.; Comtech Telecommunications Corp.; Dycom Industries, Inc.; Eltrax Systems, Inc.; Internet Communications Corp.; IPC Information Systems, Inc.; IWL Communications, Inc.; MasTec, Inc.; NumereX Corp.; Porta Systems Corp.; Tollgrade Communications Corp.; View Tech, Inc.; and World Access, Inc. The cumulative total return for each of the periods shown in the performance graph is measured assuming an initial investment of $100 on October 31, 1991 and assuming dividend reinvestment. No dividends have been paid on the Company's Common Stock.

                 COMPARISON OF 12-MONTH CUMULATIVE TOTAL RETURN
      Among Able Telcom Holding Corp., the S&P 500 Index, a self-determined peer group and the NASDAQ Telecommunications Stocks Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

----------------------------------------------------------------------------------------------------------------------
                                   10/31/92       10/31/93       10/31/94       10/31/95       10/31/96       10/31/97
----------------------------------------------------------------------------------------------------------------------
Able Telcom Holding Corp.            100            463            363            275            431            397
----------------------------------------------------------------------------------------------------------------------
Peer Group                           100            127            149            109            159            219
----------------------------------------------------------------------------------------------------------------------
S&P 500                              100            115            119            151            187            247
----------------------------------------------------------------------------------------------------------------------
NASDAQ
Telecommunications                   100            200            168            189            198            289
----------------------------------------------------------------------------------------------------------------------


     In the Company's proxy statement for its 1997 annual meeting of shareholders, the Company compared returns of its Common Stock to returns of the NASDAQ Telecommunications Stocks Index. The self-determined peer group used in the graph presented above has been added because the Company believes that the peer group consists of companies whose business is more comparable to the Company's business.



                                 PROPOSAL No. 2
                         AMENDMENT TO STOCK OPTION PLAN

     The Company's 1995 Stock Option Plan (the "Stock Option Plan" or the "Plan") permits the Company to grant awards of options to purchase Common Stock to eligible persons. An aggregate of 550,000 shares of Common Stock may be issued upon the exercise of stock options granted under the Stock Option Plan.

     On January 23, 1998, the Company's Board of Directors approved amendments to the Stock Option Plan (the "Plan Amendments"), subject to the approval of the Company's shareholders, to (i) to increase by 750,000 to 1,300,000 the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Stock Option Plan and (ii) provide for the granting of awards of shares of Common Stock, which may be subject to such restrictions as the committee administering the Stock Option Plan may determine. The Company's shareholders are being requested to consider and approve the Plan Amendments.

     Purpose. The Company's Board of Directors believes that awards under the Stock Option Plan serve to attract, retain and motivate key employees and enhance the incentive of employees to perform at the highest level. The Stock Option Plan enables the Company to offer long term performance-based compensation in the form of stock options, thereby aligning employees' interests more closely with those of the Company's shareholders. The availability of awards under the Plan also serves to encourage qualified persons to seek and accept employment with the Company.

     Shares Available for Issuance. The Stock Option Plan currently provides for up to 550,000 shares of Common Stock to be available for issuance pursuant to options granted under the Stock Option Plan. As of December 31, 1997, the Company had issued 82,175 shares of Common Stock upon the exercise of options granted under the Stock Option Plan and options to purchase an additional 352,065 shares remained outstanding (after giving effect to options which have been forfeited without being exercised). Accordingly, 115,760 shares of Common Stock remain available for additional option grants. The Board of Directors believes this number of shares is insufficient to adequately serve the purposes and objectives of the Stock Option Plan, and has therefore adopted the Plan Amendments to make an additional 750,000 shares of Common Stock available for issuance under the Stock Option Plan. The Plan Amendments will also provide the Company with additional flexibility in structuring stock-based incentive compensation, by enabling the Company to grant awards under the Stock Option Plan consisting of shares of Common Stock, which awards may be subject to vesting requirements, risks of forfeiture and other restrictions determined by the committee administering the Stock Option Plan. Upon approval of the Plan Amendments by the shareholders, an aggregate of 865,760 shares of Common Stock (having a market value of $7,358,960 based on the closing price of the Common Stock on February 26, 1998) will be available for issuance pursuant to future awards granted under the Stock Option Plan, which, together with options currently outstanding, represents approximately 11.54% of the total issued and outstanding shares of Common Stock (assuming the issuance of all such shares). Shares of Common Stock subject to options which expire unexercised or are terminated shall again be available for the granting of awards under the Stock Option Plan.

     Eligibility. All salaried employees, non-employee directors who do not own more than 5% of any class of the outstanding capital stock of the Company, consultants or advisors of the Company and its affiliates are eligible to participate in the Stock Option Plan. Non-employee directors, consultants and advisors are eligible to receive only non-qualified stock options.


     Administration. The Plan is currently administered by the Board of Directors ("Plan Administrators"). The Plan Administrators have the authority to select those eligible persons to whom awards are granted, to determine the types of awards and the number of shares subject thereto, and to set the terms, conditions and provisions of such awards. The Plan Administrators are authorized to interpret the Stock Option Plan, to establish, amend and rescind any rules and regulations relating to the Stock Option Plan, and to make all other determinations which may be necessary or advisable for the administration of the Stock Option Plan.

     Awards under the Stock Option Plan. The Stock Option Plan permits the granting of the following types of awards: (i) stock options, which may be either options which qualify as "incentive stock options" ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not so qualify ("NQSOs"), and (ii) other awards valued in whole or in part by reference to, or otherwise based on Common Stock.


     Stock Options. Stock options may be granted, from time to time, to those salaried employees, consultants and other persons providing services to the Company and its affiliates as may be selected by the Plan Administrators. The purchase price per share of Common Stock purchasable under any stock option granted is determined by the Plan Administrators, but may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The term of each such option, and the time or times when it may be exercised, is fixed by the Plan Administrators, provided, however, that in the case of NQSOs, the term shall expire on the earlier of six years from the date of the grant or in the case of non-employee Directors, the date which is 30 days after the optionee shall no longer serve as a member of the Board. All terms and conditions relating to the options are the subject of separate stock option agreements between the Company and the grantees and approved by the Plan Administrators. The grant and terms of ISOs are restricted to the extent required by the Code. Options may be exercised by payment of the purchase price either (i) in cash,
(ii) at the discretion of the Plan Administrators, in Common Stock having a fair market value on the date the option is exercised equal to the option exercise price, (iii) at the discretion of the Plan Administrators, by delivery of the optionee's personal recourse note bearing interest payable at least annually at no less than 100% of the lowest Federal rate, or (iv) any combination of (i),
(ii) or (iii) above. Participants have no shareholder rights with respect to any options granted until shares have been issued upon the proper exercise of the option.

     Termination. Each stock option shall expire on such date or dates as the Plan Administrators shall determine at the time the stock option is granted. Any NQSO granted to a non-employee Director shall expire on the earlier of (i) the date which is six years from the date of its grant or (ii) the date which is 30 days after the date that such optionee ceases to serve as a member of the Board. Stock options may also be terminated under certain circumstances following a Change of Control. See "--Change of Control" below.

     Restricted Stock. If the Plan Amendments are approved by the shareholders, the Company will be permitted to grant awards to salaried employees under the Stock Option Plan consisting of shares of Common Stock, which may be subject to such restrictions and on such terms and conditions as the Plan Administrators may determine, including the time period over which such shares shall become vested, the date or dates as of which the risk of forfeiture of the shares shall lapse, the establishment of conditions for the lapse or termination of the risk of forfeiture other than the expiration of the vesting period, and the circumstances under which vesting requirements will be waived or accelerated. The Plan Administrators will select the recipients of such awards. Shares of Common Stock awarded under the Stock Option Plan which are subject to restrictions shall not be transferable, nor shall the recipient be entitled to receive stock certificates representing such shares, until the lapse or termination of all such restrictions. Recipients of such awards will otherwise have all rights as a shareholder of the Company with respect to the shares of Common Stock so awarded, including the right to vote such shares and to receive dividends paid on the Common Stock.




     Nonassignability of Awards. The Stock Option Plan provides that no award granted under the Stock Option Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, otherwise than by will or by the laws of descent and distribution. Each stock option awarded is exercisable, during the participant's lifetime, only by the participant.

     Adjustments. The Stock Option Plan provides that, in the event of any change in the corporate structure or shares of the Company, the Plan Administrators will make such substitution or adjustment in the aggregate number or class of shares which may be distributed under the Stock Option Plan and in the number, class and option price or other price of shares subject to the outstanding awards granted under the Stock Option Plan as it deems to be appropriate in order to maintain the purpose of the original grant. For purposes of the Stock Option Plan, a change in the corporate structure or shares of the Company shall include, but is not limited to, changes resulting from recapitalization, stock split, reverse stock split, consolidation, rights offering, stock dividend, reorganization, or liquidation.

     Change of Control. Upon the occurrence of any dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, or a transfer of substantially all of the Company's property or more than 80% of the then outstanding shares of the Company to another corporation not controlled by the Company's stockholders (a "Change of Control"), the Plan and any outstanding Options shall be terminated unless provision is made in connection with such transaction for the assumption and continuation of the Plan and such Options or the substitution of new Options covering the shares of a successor corporation, and all vesting requirements, risks of forfeiture and other restrictions on awards of Common Stock shall lapse and terminate. If no such provision for Options is made, the Company is required to give all option holders advance written notice of the Change of Control, all Options shall become fully exercisable and the option holders shall have 30 days in which to exercise their Options.


     Federal Income Tax Aspects of the Stock Option Plan. The following is a summary of the federal income tax consequences generally arising with respect to awards under the Stock Option Plan. The grant and exercise of an ISO result in no taxable income to the participant and no tax deduction for the Company, except that, upon exercise, the difference between the fair market value of the underlying shares of Common Stock and the exercise price of the ISO is includable in the participant's income for alternative minimum tax purposes. If the participant holds the shares acquired upon exercise of an ISO for at least two years from the date of the grant of the ISO and at least one year from the date of exercise, he will recognize taxable capital gain or capital loss upon a subsequent sale of the shares based upon the difference between the sale proceeds and the fair market value of the shares on the exercise date. In either of these events, no deduction would be allowed to the Company for federal income tax purposes. If the participant disposes of the shares acquired upon exercise of an ISO within either of the holding periods described above, the option will be treated as an NQSO.

     The grant of an NQSO has no tax consequences to the Company or to the participant. Upon exercise of an NQSO, however, the participant will recognize taxable ordinary income in the amount of the excess of the fair market value on the date of exercise of the shares of Common Stock acquired over the exercise price, and such amount will be deductible for federal income tax purposes by the Company. The holder of such shares will, upon a subsequent disposition of the shares, recognize short-term or long-term capital gain or loss, depending on the holding period of the shares.

     An award of shares of Common Stock has no tax consequences to the recipient or the Company so long as the shares so awarded are subject to a substantial risk of forfeiture. When the substantial risk of forfeiture terminates with respect to any shares included in such an award, the then fair market value of such shares will constitute taxable ordinary income to the recipient, and the Company will be allowed a tax deduction in the same amount. Dividends received by the participant during the restriction period are treated as compensation income and therefore are taxed as ordinary income to the participant and are deductible by the Company. Awards of shares of Common Stock which are not subject to a substantial risk of forfeiture will result in taxable ordinary income to the recipient equal to the fair market value of the shares on the grant date, and the Company will receive a tax deduction in the same amount.

     The participant may, under Section 83(b) of the Code, elect to report the current fair market value of restricted stock as ordinary income in the year the award is made, even though the stock is subject to restrictions. In such a case, the Company will receive a tax deduction for such fair market value in the year of grant, but will receive no deduction for any subsequent appreciation during or after the restriction period. In addition, dividends paid during or after the restriction period would be treated as dividends to the participant and therefore would not be deductible by the Company. If a Section 83(b) election is made, any appreciation in the value of the stock after the date of grant will not be recognized as capital gain by the participant until such time as the participant disposes of the stock in a taxable transaction. If the participant forfeits the stock (i.e., because he has not met the requirements for lapse of restrictions), the participant will receive no refund or deduction on account of taxes paid in the year of grant as a result of the Section 83(b) election.

     Approval of the Plan Amendments requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting. Unless authority to so vote is withheld, the persons named in the proxy card intend to vote shares as to which proxies are received in favor of the Plan Amendments.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PLAN AMENDMENTS.

                                 PROPOSAL No. 3
                             APPROVAL OF INDEPENDENT
                              CERTIFIED ACCOUNTANTS

     The Board of Directors has selected Ernst & Young LLP to serve as the Company's principal accountants for the year ending October 31, 1998. In the event the appointment of Ernst & Young LLP for 1998 is ratified, it is expected that Ernst & Young LLP will also audit the books and accounts of the Company's subsidiaries at the close of their current fiscal years. A representative of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.

     The proposal to ratify the appointment of Ernst & Young LLP will be approved by the shareholders if it receives the affirmative vote of a majority of the votes cast by shareholders entitled to vote on the proposal. If a proxy card is specifically marked as abstaining from voting on the proposal, the shares represented thereby will not be counted as having been voted for or against the proposal. Unless otherwise instructed, the persons named on the proxy card intend to vote shares as to which a proxy is received in favor of the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

                                  OTHER MATTERS

Shareholder Proposals

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next Annual Meeting of Shareholders by submitting such proposals to the Company in a timely manner. In order to be so included for the 1998 Annual Meeting, shareholder proposals must be received by the Company no later than December 27, 1998 and must otherwise comply with the requirements of Rule 14a-8.


Expenses of Solicitation

     The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made primarily by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone.


Other Information

     The Company's Annual Report on Form 10-K for fiscal year 1997 and all subsequent Quarterly Reports on Form 10-Q filed before the date of the Annual Meeting are incorporated by reference in this Proxy Statement. The Company will provide to any shareholder, upon written request and without charge, a copy (without exhibits) of all information incorporated by reference in this Proxy Statement. Requests should be addressed to Investor Relations, Able Telcom Holding Corp., 1601 Forum Place, Suite 1110, West Palm Beach, Florida 33401.

Dated:   West Palm Beach, Florida
         March 23, 1998

                                    APPENDIX


Amendment No. 1 to Able Telcom Holding Corp. 1995 Stock Option Plan.

                               AMENDMENT No. 1 TO
                            ABLE TELCOM HOLDING CORP.
                             1995 STOCK OPTION PLAN


     Pursuant to Section 12 of the Able Telcom Holding Corp. Stock Option Plan (the "Plan"), and subject to the approval of the shareholders of Able Telcom Holding Corp. (the "Corporation"), the Board of Directors of the Corporation (the "Board") has approved the following amendment (the "Amendment") to the terms of the Plan.

     1. Section 1 of the Plan is amended to read in its entirety as follows:

          This 1995 Stock Option Plan is intended to provide incentives to the officers, employees and other eligible persons performing services for Able Telcom Holding Corp. and its present and future subsidiaries to acquire an ownership interest in the Company through the exercise of options to purchase Common Stock or the receipt of awards of shares of Common Stock which may be granted pursuant to this Plan.

     2. A new Section 2(b) is added as follows:

          "Award" means an Option or a Stock Award granted to an eligible person pursuant to this Plan.

     3. Section 2(b) (relettered as Section 2(c)) is amended to read in its entirety as follows:

          (c) "Board of Directors" means the Board of Directors of the Company.

     4. A new Section 2(r) is added as follows:

          (r) "Stock Award" shall mean an award of shares of Common Stock under
     Section 6-A hereof.

     5. The existing subparagraphs of Section 2 shall be relettered to reflect the amendments set forth in 2 and 3 above.

     6. Section 2(m) (2(n) as so relettered) shall be amended to read in its entirety as follows:

          (n) "Plan" means this 1995 Stock Option Plan of Able Telcom Holding Corp.

     7. Section 3 of the Plan is amended to read in its entirety as follows:

          Subject to adjustments pursuant to Section 9 of the Plan, no more than One Million Three Hundred Thousand (1,300,000) shares in the aggregate of the Company's Common Stock (the "Reserved Shares") may be issued pursuant to the Plan to eligible participants. The number of the Reserved Shares shall be reduced by the number of Options or Stock Awards granted under the Plan. The Reserved Shares may be made available from authorized but unissued Common Stock of the Company, from Common Stock of the Company held as treasury stock, from any shares which may become available due to the expiration, cancellation or other termination of any Option or the forfeiture of any Common Stock issued pursuant to a Stock Award previously granted by the Company, or from any combination of the foregoing.

     8. Section 4 of the Plan is amended to read in its entirety as follows:

          The individuals eligible to receive Awards under this Plan shall be such valued Employees, Non-Affiliate Directors, advisors or consultants of the Company or any Subsidiary, as the Plan Administrators may from time to time determine and select. Non-Affiliate Directors, advisors and consultants shall be eligible to receive only Nonqualified Stock Options. Employees shall be eligible to receive Incentive Stock Options, Nonqualified Stock Options and Stock Awards. An Optionee may receive more than one Option or Stock Award or any combination of the two. No Employee of the Company or any Subsidiary is eligible to receive any Incentive Stock Options if such Employee, at the time the option is granted, owns, beneficially or of record, in excess of 10% of the outstanding voting stock of the Company or a Subsidiary; provided, however, that such Employee will be eligible to receive an Incentive Stock Option if at the time such Option is granted the Option price is at least 110% of the fair market value (determined with regard to Section 422(c)(7) of the Internal Revenue Code) of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. Pursuant to Section 422(d) of the Internal Revenue Code, no Option granted pursuant to this Plan shall be treated as an Incentive Stock Option to the extent that the aggregate fair market value, determined at the time the Option was granted, of Common Stock with respect to which Options that otherwise qualify as Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under all plans of the Company and its Subsidiaries, exceeds $100,000.

     9. Section 5(a) of the Plan is amended to read in its entirety as follows:

          (a) The Plan shall be administered by the Board of Directors or a committee thereof consisting solely of two or more "Non-Employee Directors" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended) as determined by the Board of Directors, which may be the Compensation Committee or a subcommittee of the Compensation Committee (in any such case, the "Plan Administrators").

     10. Section 5(b) of the Plan is amended to read in its entirety as follows:

          (b) The Plan Administrators shall have the power, subject to, and within the limits of, the express provisions of the Plan:

               (i) To determine from time to time which eligible persons shall be granted Awards under the Plan, and the time when any Award shall be granted;

               (ii) To determine the number of shares of Common Stock to be subject to any Option or included in any Stock Award granted to any person and, in the case of Options, whether such Options are Incentive Stock Options, Nonqualified Stock Options or any combination thereof;

               (iii) To determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of the Plan;

               (iv) To prescribe the terms and provisions of each Option granted under the Plan (which need not be identical), including the exercise price and the period of time during which such Option may be exercised or shall become exercisable, and the conditions, restrictions, risks of forfeiture and other limitations, if any, applicable to any Stock Award;

               (v) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration; and

               (vi) Generally, to exercise such powers and perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.


     11. Section 5(c) of the Plan is deleted, the remaining subparagraphs of
Section 5 are relettered accordingly and the word "Option" in each of Sections 5(d) and 5(f) (5(c) and 5(e) as so relettered) is replaced by the word "Award."

     12. A new Section 6-A shall be added as follows:

                            Section 6-A. Stock Awards

               Subject to the limitations of this Plan, the Plan Administrators may select persons to receive Stock Awards and determine the time when each Award shall be granted, the number of shares of Common Stock subject to each Award, the period of time, if any, during which all or a portion of such shares shall be subject to forfeiture and the other terms and conditions of such Award, if any. Subject to the restrictions set forth below, the recipient of a Stock Award shall have all the rights of a shareholder of the Company with respect to the shares of Common Stock subject to such Award, including voting rights and the right to receive all dividends and other distributions of the Company with respect to such shares. Certificates representing shares of Common Stock issued upon the grant of a Stock Award may be held in escrow by the Company until the lapse of any conditions to vesting or risks of forfeiture. Shares of Common Stock included in any Stock Award are not transferable until fully vested or until the lapse or termination of any other risks of forfeiture.

     13. Section 7(d) of the Plan is amended to read in its entirety as follows:

               (d) Other Terms. All grants of Nonqualified Stock Options pursuant to this Section 7 shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. The provisions of this Section 7 shall not be amended more than once in any six month period, other than to comply with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or other applicable federal or state law.

     14. Section 9(a) is amended by adding the following at the end thereof:

         Any additional shares of Common Stock or other securities or rights issued or issuable with respect to any portion of a Stock Award which is unvested or remains subject to risks of forfeiture or other conditions at the time of any such change shall be subject to the same restrictions, risks or other conditions, for the same period of time, as are then applicable to such portion of the Stock Award.

     15. Section 9(b) is amended by inserting "(i)" in the sixth line before the phrase "the Plan" and by adding the following before the period at the end thereof:

          , and (ii) all vesting requirements for any portion of a Stock Award which is unvested shall be deemed satisfied and the shares subject thereto fully vested, and all risks of forfeiture or other restrictions or conditions applicable to any Stock Award shall lapse and terminate.

     16. Section 12 is amended to read in its entirety as follows:

               Subject to the provisions of Section 7(d) hereof, the Board of Directors shall have the power to amend or revise the terms of this Plan or any part thereof without further action of the stockholders; provided, however, that no such amendment shall impair any Award or deprive any Optionee of shares that may have been granted to him under the Plan without his consent; and provided further that no such amendment shall, without shareholder approval:

               (a) increase the aggregate number of the Reserved Shares;

               (b) change the class of persons eligible to receive Awards under the Plan;

               (c) extend the maximum period during which any Option may be granted or exercised;

               (d) reduce the Option price per share of any outstanding Option below fair market value at the time such Option was granted; or

               (e) extend the term of the Plan.

     17. Section 13(b) is amended to replace the word "Options" with the word "Awards."

     18. Section 14 is amended to read in its entirety as follows:

               Whenever under the Plan shares are to be issued in respect of Awards granted hereunder, the Company shall have the right to require the recipient to make arrangements to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, prior to or following the delivery of any certificate or certificates for such shares.


     The Board of Directors shall cause the Plan, as amended as provided above, to be restated and set forth in a single document for convenience of future reference.

                            ABLE TELCOM HOLDING CORP.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                        FOR ANNUAL MEETING APRIL 24, 1998

                                      PROXY

     The undersigned hereby appoints Gideon D. Taylor and Billy V. Ray, or either of them, as proxies for the undersigned with power of substitution in each to act for and to vote, as designated on the reverse, with the same force and effect as the undersigned, all shares of Able Telcom Holding Corp. Common Stock standing in the name of the undersigned on February 23, 1998, at the Annual Meeting of Shareholders to be held at The Omni Hotel, 1601 Belvedere Road, West Palm Beach, Florida at 10:00 a.m. on Friday, April 24, 1998 and at any adjournments thereof.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL GRANT AUTHORITY TO THE PROXY HOLDERS TO VOTE ON BEHALF OF THE UNDERSIGNED SHAREHOLDER AND WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR AND "FOR" THE OTHER PROPOSALS.

     IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE PROXY HOLDERS' BEST JUDGMENT AS TO ANY OTHER MATTER.

                   (Continued and to be Signed on Other Side)

/x/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

1.   ELECTION OF DIRECTORS.
     Nominees:
     Frazier L. Gaines
     Gideon D. Taylor
     Jonathan Bratt
     John D. Foster
     Robert C. Nelles
     Richard J. Sandulli

     / /  FOR ALL THE NOMINEES LISTED ABOVE

     / / WITHHOLD ALL AUTHORITY TO VOTE FOR THE NOMINEES LISTED ABOVE EXCEPT AS LISTED BELOW:

              List Exceptions:
                              -----------------------------

                              -----------------------------


2.   APPROVAL OF AMENDMENTS TO STOCK OPTION PLAN

     FOR         AGAINST       ABSTAIN
     / /           / /           / /


3.   RATIFY ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 1998

     FOR         AGAINST       ABSTAIN
     / /           / /           / /


     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

     MARK HERE IF YOU PLAN TO ATTEND THE MEETING / /

SIGNATURE                               SIGNATURE
         -------------------------               -------------------------

DATED:      , 1998
      -----

IMPORTANT: PLEASE MARK, DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON, JOINT OWNERS SHOULD EACH SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER. EXECUTORS, ADMINISTRATORS, TRUSTEES ETC. SHOULD GIVE FULL TITLE AS SUCH.



                                       2